%. The daily interest rate will be calculated on the basis of a 365 day year, which means that it is calculated by dividing.365 Day Rate Calculation2) Customer understands andthe applicable stated interest rate in section 4(a), (b) or (c), above, as applicable, and in section 4(d), above, by 365. agrees that calculating the daily interest rate using a 365 day year means the actual annual interest rate in a 366 day leap year is higher than the stated interest rate in section 4(a), (b) or (c), above, as applicable, and in section 4(d), above. (d) Commitment fee in the amount of $ %. % and shall not be less than However, the stated interest rate shall not exceed percentage points. The stated interest rate shall be adjusted on the change dates provided below. date described below the stated interest rate shall be is:"RateIndexThe “ minus BUSINESS CREDIT AGREEMENT (Business Purpose Loans) Boxes checked are applicable Boxes not checked are inapplicable In addition, Customer shall immediately pay any amount by which the Loans exceed the Credit Limit, any prior unpaid payments and any unpaid fees and charges. Lender is authorized to automatically charge payments due under this Agreement to any account of Customer with Lender. If payments are not automatically charged to Customer's account, payments must be made to Lender at its address shown below and are not credited until received in Lender's office. Lender is authorized to make book entries evidencing Loans and payments under this Agreement and the aggregate unpaid amount of below:Customer may obtain Loans under this Agreement only as provided Procedures.2. Loan business days' prior notice of any Loan requested under this Agreement, specifying the date andCustomer shall give Lender at least by crediting the amount of the Loan to Customer's deposit accountamount of the Loan. Lender will make the Loan available to Customer bywith Lender no. . with Lender is less thancollected balance in Customer's deposit account no. ledger Whenever the on any business day ("Trigger Amount"), for whatever reason, Customer requests Lender to automatically advance funds in increments of $ to such deposit account in an amount sufficient to increase the balance to the Trigger Amount, Agreement.or such lesser amount as may be available to Customer under this (a) (b) (c) Customer agrees to pay any fees and charges described in this Agreement as Loans under this Agreement if such fees and charges are not required by Lender to be paid in cash by Customer at the time the fee or charge is incurred under this Agreement. Furthermore, charges for credit insurance if separately requested by Customer may be charged by Lender as Loans to Customer under this Agreement. Agreement:Customer agrees to pay to Lender the following nonrefundable fees as a condition of access to Loans under this Fees. 3. payable . . (a) (b) (c) Interest shall accrue before maturity (whether by acceleration or lapse of time) at the stated interest rate(s) identified in section 4(a), (b) or4. Interest. interest rate”), as applicable, on the unpaid principal balance, calculated as provided in section 4(f) below:stated (c) below (each a “ [Check (a), (b) or (c); only one shall apply.] Customer agrees to pay to Lender the unpaid principal balance of Loans outstanding under this Agreement and accrued interest5. Payment Schedule. as follows: .Dated as ofThis Agreement includes the Additional Provisions on page 2. (a) (b) (SEAL) By (SEAL) Lender)(Name of (SEAL) (SEAL) (SEAL) (SEAL) The stated interest rate is variable and will adjust to equal the Index Rate (defined below) plus . The Index Rate may or may not be the lowest rate charged by Lender. The stated interest rate shall be adjusted on the following change dates: A change in the interest rate will apply both to the unpaid principal balance of Loans outstanding under this Agreement and to new Loans. If the Index Rate ceases to be made available to Lender during the term of this Agreement, Lender may substitute a comparable index. Fixed Interest Rate. Variable Interest Rate. . % thereafter.and % until Stepped Fixed Interest Rate. If section 4(b) or 4(c) is checked, a change in the interest rate will result in an increase or decrease in the amount of each payment of interest due under this Agreement. Interest shall accrue on unpaid principal and interest after maturity (whether by acceleration or lapse of time) until paidInterest After Maturity. at the stated interest rate ofpercentage points at the stated interest rate(s) under 4(a), (b) or (c) above, as applicable, plus %, calculated as provided in section 4(f) below. [Check (1) or (2); only one shall apply.] The daily interest rate will be calculated on the basis of a 360 day year, which means that it is calculated by dividing.360 Day Rate Calculation(1) Customer understands andthe applicable stated interest rate in section 4(a), (b) or (c), above, as applicable, and in section 4(d), above, by 360. agrees that calculating the daily interest rate using a 360 day year means the actual annual interest rate in a 365 day year and in a 366 day leap year is higher than the stated interest rate in section 4(a), (b) or (c), above, as applicable, and in section 4(d), above. Page 1 of 2 (g) day after its due date, Lender may collect aIf any payment (other than the final payment) is not made on or before the Other Charges. . Customer agrees to pay a charge of $% of the unpaid amount delinquency charge of for each check or electronic debit presented for payment under this Agreement which is returned unsatisfied. a/na/na/n Compounding. Prior to maturity (whether by acceleration or lapse of time), unpaid and past due interest shall bear interest from its due date at the stated interest rate then in effect for this Agreement, calculated as provided in section 4(f) below. (e) Interest will be calculated by applying a daily interest rate for the actual number of days interest is owing, up to 365 days inInterest Calculation. a full year or 366 days in a full leap year. The daily interest rate will be calculated as follows: (f) The undersigned ("Customer", whether one or more) agrees with the undersigned lender ("Lender") as follows: 1. Loans. Customer requests that Lender lend to Customer from time to time such amounts as Customer may request in accordance with this Agreement (the "Loans"), and subject to the terms of this Agreement, Lender agrees to make such Loans up to (a) the aggregate principal amount of $____________________ at any time outstanding (the "Credit Limit"), within which amount Customer may borrow, repay and reborrow under this Agreement (b) the aggregate principal amount of $________________________________ (the "Credit Limit"). Lender is not obligated to but may make Loans in excess of the Credit Limit, and in any event Customer is liable for and agrees to pay to Lender at Lender's address shown below all Loans, interest and other charges made to or imposed on Customer under this Agreement. If checked here, the date final payment is due ("Maturity Date") shall thereafter automatically extend from year to year for one year periods from the original Maturity Date, unless Lender gives Customer written notice to the contrary at least ______________ days prior to the then current Maturity Date. all Loans as evidenced by those entries is presumptive evidence that those amounts are outstanding and unpaid to Lender. All payments shall be applied in such order as Lender elects to charges and amounts due under this Agreement. W. B. A. 448 BCA (4/20/20) 11238 eFIPCO © 2020 Wisconsin Bankers Association/Distributed by FIPCO® Until the first change The minimum stated interest rate shall not be applicable until the first rate change date. %. Exhibit 10.1Loan Number: 52497 5,000,000.00 X n/a n/a n/a n/a n/a n/a n/a X Upon written request of Stephen Bianchi or James S Broucek, jointly or individually X 7,500.00 to Chippewa Valley Bank n/a n/a X 4.000 X 0.750 n/a 7.750 The highest U.S. Prime Rate as published in the Wall Street Journal "Money Table" as and when the index rate changes and becomes effective. as and when the index rate changes and becomes effective X 5.000 n/a X 10th X 5.000 n/a 15.00 Interest payments are due beginning November 1, 2024 and on the same day(s) of each third month thereafter, plus a final payment of the unpaid principal and interest is due on August 1, 2025. n/a August 1, 2024 Chippewa Valley Bank Citizens Community Bancorp, Inc. 15755 County Hwy B, Hayward, WI 54843 A Maryland Corporation By Rick Gerber, Chief Executive Officer Stephen Bianchi, President & CEO By James S Broucek, EVP, CFO, Treasurer & Secretary Note #52497 Port #422260 Product #10407 (Renewal of annual Line of Credit) 2174 Eastridge Center, Eau Claire, WI 54701

PROVISIONSADDITIONAL Customer consents that venue for any legal proceeding relating to enforcement of this Agreement shall be, at Lender's option, the16. Venue. Upon the occurrence of any one or more of the following events of default: (a) Customer fails to pay any amount10. Default and Acceleration. when due under this Agreement or under any other instrument evidencing any indebtedness of Customer to Lender, (b) any information provided by Customer in connection with this Agreement is or was false or fraudulent in any material respect, (c) a material adverse change occurs in Customer's orfinancial condition, (d) Customer fails to timely observe or perform any of the duties contained in this Agreement, (e) Customer, Customer's spouse ofany surety or guarantor for any of the Customer's indebtedness under this Agreement dies, ceases to exist, becomes insolvent or the subject anybankruptcy or insolvency proceedings, (f) any guaranty of Customer's obligations under this Agreement is revoked or becomes unenforceable for reason, or (g) an event of default occurs under any Security Document; then, at Lender's option, and upon written notice to Customer, Lender’s obligation to make Loans under this Agreement shall terminate and the total unpaid balance shall become immediately due and payable without Loanspresentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Customer. Lender's obligation to make Customerunder this Agreement shall automatically terminate and the total unpaid balance shall automatically become due and payable in the event priorbecomes the subject of bankruptcy or other insolvency proceedings. Lender may waive any default without waiving any other subsequent or (includingdefault. Customer agrees to pay all costs of collection, before and after judgment, including, without limitation, reasonable attorneys' fees involvingthose incurred in successful defense or settlement of any counterclaim brought by Customer or incident to any action or proceeding directors,Customer brought pursuant to the United States Bankruptcy Code). Customer agrees to indemnify and hold harmless Lender, its officers, fees,employees and agents, for, from and against any and all claims, damages, judgments, penalties and expenses, including reasonable attorneys' thisarising directly or indirectly from credit extended under this Agreement or the activities of Customer. This indemnity shall survive termination of Loans.Agreement, the repayment of all Loans and the discharge and release of any collateral for the No amendment or modification of any provision of this Agreement shall in any event be effective unless it is in writing and signed17. Amendment. by Lender and Customer. Any waiver by Lender shall be in writing and is effective only in the specific instance and for the specific purposes for which given. THIS AGREEMENT AND THE SECURITY DOCUMENTS ARE INTENDED BY LENDER AND12. Entire Agreement; Use of Proceeds. CUSTOMER AS A FINAL EXPRESSION OF THIS AGREEMENT AND AS A COMPLETE AND EXCLUSIVE STATEMENT OF ITS TERMS, THERE BEING NO CONDITIONS TO THE FULL EFFECTIVENESS OF THIS AGREEMENT EXCEPT AS SET FORTH IN THIS AGREEMENT AND THE SECURITY DOCUMENTS, AND THIS AGREEMENT MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES TO THIS AGREEMENT. THERE ARE Customer represents and warrants to Lender that no part of any LoanNO ORAL AGREEMENTS AMONG THE PARTIES TO THIS AGREEMENT. will be used for personal, family or household purposes. If more than one person signs this Agreement as Customer, any Customer acting alone may request Loans under13. More Than One Customer. this Agreement, but each Customer is jointly and severally liable for all Loans and other obligations under this Agreement. Customer represents that the legal name of Customer and the address of Customer's principal residence are as set forth15. Name and Address. on page 1. Customer shall not change its legal name or address without providing at least 30 days’ prior notice of the change to Lender. Each Customer acknowledges that Lender has not made any representations or warranties with respect to, and that Lender18. Interpretation. does not assume any responsibility to Customer for, the collectibility or enforceability of this Agreement or the financial condition of any Customer. Each Customer has independently determined the collectibility and enforceability of this Agreement. The validity, construction and enforcement of this Agreement are governed by the internal laws of Wisconsin except to the extent such laws are preempted by federal law. Invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement. provisions.)(If none stated, there are no other Provisions.20. Other This Agreement shall be binding upon and inure to the benefit of Lender and Customer and their respective heirs, personal19. Persons Bound. under this Agreement. representatives, successors and assigns, except that Customer may not assign or transfer any of Customer's rights Business Credit Agreement Page 2 of 2EWI448BCA Rev. 4/21/2020 7. Collateral Disclaimer. Lender disclaims as collateral security for this Agreement (i) any real estate mortgage or security agreement covering real property on which any building is located in a special flood hazard area, and (ii) any mobile home located in a special flood hazard area, when such collateral security arises under a mortgage or agreement between Lender and Customer and any indorser or guarantor of this Agreement or any other person 8. Financial Statement. Customer shall furnish to Lender financial statements at least annually and such other financial information respecting Customer at such times and in such form as Lender may request from time to time. 9. Security Interest. Except for collateral disclaimed as security for this Agreement under section 7 of this Agreement, this Agreement is secured by all existing and future security agreements, assignments and mortgages from any Customer to Lender, from any guarantor of this Agreement to Lender, and from any other person providing collateral security for Customer's obligations to Lender under this Agreement (each a "Security Document" and collectively the "Security Documents"), and payment of the Loans may be accelerated according to any of them. Unless a lien would be prohibited by law or would render a nontaxable account taxable, Customer also grants to Lender a security interest and lien in any deposit account Customer may at any time have with Lender. Lender may at any time after the occurrence of an event of default set-off any amount unpaid under this Agreement against any deposit balances or other money now or hereafter owed to Customer by Lender. 11. No Waiver; Remedies. No failure on the part of Lender to exercise, and no delay in exercising, any right, power or remedy under this Agreement shall operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise of the right or the exercise of any other right. All rights and remedies of Lender are cumulative and may be exercised from time to time together, separately, and in any order. 6. Termination. Lender’s obligation to make Loans under this Agreement shall terminate, and Customer shall have no further right to obtain Loans under this Agreement, upon the first to occur of any of the following: (a) When full and final payment of all unpaid principal and interest is due under section 5. (b) At any time, with or without cause, upon written notice from Lender to Customer. (c) Upon written notice by Lender to Customer following an event of default under section 10, or, without notice at such time that Customer becomes the subject of bankruptcy or other insolvency proceedings. (d) At such date and time that Lender has received and is reasonably able to react to written notice of termination from Customer. Notice of termination signed by a Customer is binding on each Customer who signs this Agreement. Customer shall continue to make payments when required under section 5. (e) ___________________________________________________________________________________________________________________ If Section 6(b) or 6(e), above, is checked, and Lender’s obligation to make Loans terminates as a result, then the total unpaid balance shall automatically become immediately due and payable in full may be paid when required under section 5. Termination of Lender’s obligation to make Loans under this Agreement, for whatever reason or by whichever party, does not affect Lender's rights, powers, and privileges with regard to, nor Customer's duties and liabilities to pay, the then existing balance due, or to perform Customer’s other obligations under this Agreement. 14. Notice. Except as otherwise provided in this Agreement, all notices required or provided for under this Agreement shall be in writing and mailed, sent or delivered, if to Customer, at any Customer's last known address or email address as shown on the records of Lender, and if to Lender, at its address shown on page 1, or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices shall be deemed duly given when delivered by hand or courier, or three business days after being deposited in the mail (including any private mail service), postage prepaid, provided that notice to Lender pursuant to section 6 shall not be effective until received by Lender and Lender has a reasonable opportunity to act on the notice. providing collateral security for Customer’s obligations; provided, however, Lender does not disclaim any such collateral security arising under a real estate mortgage or security agreement taken contemporaneously with this Agreement or real estate mortgage(s) or security agreement(s) in favor of Lender, whenever taken, from ______________________________________________________________________________________________, dated _________________________________. A special flood hazard area is an area designated as such under the National Flood Insurance Program. county in which Lender has its principal office in this state, the county in which Customer resides in this state, or the county in this state in which this Agreement was executed by Customer, and Customer submits to the jurisdiction of any such court. X If Lender reasonably believes that any collateral securing the Loan, or the value hereof, is impaired or threatened in any way. n/a n/a Secured by but not limited to the following collateral: All shares of stock issued by Citizens Community Federal National Association ("CCFNA") and held by Debtor, including without limitation 1,000,000 shares represented by stock Certificate #1 issued by CCFNA which, as of the date hereof, represents 100% of all outstanding stock of CCFNA and any re-issuance or replacement thereof as previously granted under Collateral Pledge Agreement dated August 1, 2018. This Business Credit Agreement is amended by the General Rider to Business Credit Agreement, dated as of the date hereof, executed by Customer and Lender.

GENERAL RIDER TO BUSINESS CREDIT AGREEMENT This General Rider to Business Credit Agreement (this "Rider") is made and entered into as of August 1st, 2024 (the "Effective Date"), by and between Citizens Community Bancorp, Inc., a Maryland corporation ("Customer"), and Chippewa Valley Bank ("Lender"). WHEREAS, on the Effective Date, Customer and Lender are entering into a Business Credit Agreement (the "Credit Agreement") renewal evidencing a line of credit in an aggregate principal amount of up to $5,000,000 (the "Loan"); WHEREAS, the obligations, liabilities and indebtedness of Customer with respect to the Loan will be secured by a security interest in certain investment property of Customer pursuant to the terms of a Collateral Pledge Agreement; and WHEREAS, Customer and Lender wish to amend the terms and provisions of the Credit Agreement as set forth herein. NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by all parties, the parties do hereby agree as follows, notwithstanding any other provisions to the contrary set forth in the Credit Agreement: 1. Definitions. All capitalized terms used herein shall have the same meaning as defined in the Credit Agreement, unless otherwise defined in this Rider. 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows: (a) Section 8 of the Credit Agreement is amended in its entirety to read as follows: 8. Financial Statement. Customer shall furnish to Lender financial statements at least annually and such other publically available financial information respecting Customer at such times and in such form as Lender may reasonably request from time to time. Customer shall have satisfied its requirement to deliver financial statements if such statements are publically available through https://www.ccf.us/about-us/investor- relations.html. (b) The first sentence of Section 10 of the Credit Agreement is deleted in its entirety and replaced with the following language: Upon the occurrence of any one or more of the following events of default: (a) Customer fails to pay any amount within 10 days after such amount is due under this Agreement or under any other instrument evidencing any indebtedness of Customer to Lender, (b) any information provided by Customer in connection with this Agreement is or was false or fraudulent in any material respect, (c) a material adverse change occurs in Customer's financial condition, (d) Customer fails to timely observe or perform any of the duties contained in this Agreement, (e) Customer, Customer's spouse or any surety or guarantor for any of the Customer's indebtedness under this Agreement dies, ceases to exist, becomes insolvent or the subject of bankruptcy or insolvency proceedings, (f) any guaranty of Customer's obligations under this Agreement is revoked or becomes unenforceable for any reason, or (g) an event of default occurs under any Security Document; then, at Lender's option, and upon written notice to Customer, Lender’s obligation to make Loans under this Agreement shall terminate and the total unpaid balance shall become immediately due and payable without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Customer. Notwithstanding the foregoing, if an event of default occurs under Section 10(d), Customer shall have 10 days after notice thereof to

2 cure such event of default, provided that Lender, in its reasonable discretion, deems such event of default curable. (c) Section 14 of the Credit Agreement is amended to add "not to exceed 3 business days" at the end of the last sentence. (d) The following provisions are added to the end of Section 20 of the Credit Agreement: Waiver of Jury Trial. CUSTOMER AND LENDER HEREBY KNOWINGLY AND VOLUNTARILY WAIVE THE RIGHT EACH OF THEM MAY HAVE TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM BASED ON OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ANY OTHER ACTION OF ANY PARTY. 3. Inconsistency. To the extent there is any inconsistency between the Credit Agreement and this Rider, this Rider shall control. [Signature Page Follows]

3 IN WITNESS WHEREOF, the parties have executed this Rider as of the Effective Date and agree to be bound by all provisions of this Rider. CUSTOMER: CITIZENS COMMUNITY BANCORP, INC. By: ______________________________ Stephen Bianchi, President & Chief Executive Officer By: ______________________________ James S Broucek, EVP, CFO, Treasurer & Secretary LENDER: CHIPPEWA VALLEY BANK By: ______________________________ Rick Gerber, Chief Executive Officer